Registration No. _________


               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                     ______________________
                            Form S-8
                     REGISTRATION STATEMENT
                              under
                   THE SECURITIES ACT OF 1933
                     _______________________

    New York         Corning, New York          14831         16-0393470
(State or other      (Address of principal    (Zip Code)   (I.R.S. Employer
jurisdiction of      executive offices)                  identification No.)
incorporation or
organization)

                     1986 STOCK OPTION PLAN
                     1989 STOCK OPTION PLAN
                     1994 STOCK OPTION PLAN
                     1998 STOCK OPTION PLAN
                    1998 INCENTIVE STOCK PLAN
                    (Full title of the plans)

                    _________________________

                        William D. Eggers
            Senior Vice President and General Counsel
                      Corning Incorporated
                    Corning, New York  14831
                         (607) 974-5656
    (Name, address and telephone number of agent for service)
                     ________________________


                 CALCULATION OF REGISTRATION FEE

Title of                        Proposed Maximum  Proposed Maximum     Amount of
Securities Being  Amount Being  Offering Price    Aggregate            Registra-
Registered        Registered    Per Share         Offering Price <F2>  tion Fee

Common Stock
Par Value
$.50 per share.....8,000,000 shares<F1> $30.00    $240,000,000         $70,800
________________________________________________________________________________

<F1>  Plus such indeterminate number of shares of Common Stock as may be required in the event of an adjustment as a result of an increase in the number of issued shares of Common Stock resulting from certain stock dividends or a reclassification of the Common Stock. This registration statement is also deemed to relate to 929,335 shares previously registered on, and being carried forward from, Form S-8 (no. 33-58193) in connection with the 1994 Stock Option Plan with respect to which a registration fee of $10,595 has been paid.

<F2>  Estimated solely for the purpose of calculating the registration fee.

     In accordance with Rule 429, the Prospectus which relates to this registration statement is a combined Prospectus which also relates to Registration Statement No. 33-12605, No. 33-30815 and No. 33-58193.

                      EXPLANATORY STATEMENT

     A total of 7,000,000 shares of the Common Stock, par value $.50 per share, of the registrant, Corning Incorporated, a New York corporation (the "Company"), were registered by Registration Statement on Form S-8, File
No. 33-58193, to be issued in connection with the Company's 1994 Stock
Option Plan (the "1994 Plan"). Of such shares, options covering 929,335, with respect to which a registration fee of $10,595 has been paid, have not been granted under the 1994 Plan and, pursuant to Instruction E to Form S-8, such shares are carried forward to, and deemed covered by, the Registration Statement on Form S-8 filed on or about the date hereof in connection with the Company's 1998 Stock Option Plan and its 1998 Incentive Stock Plan.

                             PART II

       INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 3.  Incorporation of Documents by Reference

     The following documents filed with the Securities and Exchange Commission (the "Commission") (File No. 1-3247) are incorporated herein by reference:

     1. The Annual Report on Form 10-K for the fiscal year ended December 31, 1997, of Corning Incorporated ("Corning" or the "Company"), as amended by Amendment No. 1 on Form 10-K/A filed on July 8, 1998, filed pursuant to Section 13(a) of the Exchange Act.

     2. All other reports filed by the Company pursuant to Section 13(a) or 15(d) of the Exchange Act since December 31, 1997, consisting of the Company's Quarterly Reports on Form 10-Q for the periods ended March 31, 1998 and June 30, 1998, respectively, and Current Reports on Form 8-K dated January 28, 1998, April 13, 1998, April 17, 1998 and July 21, 1998, respectively.

     3. The registration statement on Form 8-A filed by the Company on July 11, 1996 which contains a description of the Company's Preferred Share Purchase Rights Plan.

     All documents filed by the Company pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Securities Exchange Act of 1934 prior to the filing of a post-effective Amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold shall be deemed to be incorporated by reference in this Registration Statement and to be a part hereof from the date of filing of such documents.

Item 5.  Interests of Named Experts and Counsel

    The consolidated financial statements of the Company and of Dow Corning Corporation incorporated in this Registration
Statement by reference to Corning's Annual Report on Form 10-K for the fiscal year ended December 31, 1997, as amended on July 8, 1998, have been so incorporated in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting. William D. Eggers, Esq., Senior Vice President and General Counsel of Corning, has rendered an opinion as to the legality of the shares of Corning
Common Stock offered hereby. Mr. Eggers owns substantially less than 1% of Corning Common Stock.

Item 6.  Indemnification of Directors and Officers

     Under the New York Business Corporation Law ("NYBCL"), a corporation may indemnify its directors and officers made, or threatened to be made, a party to any action or proceeding, except for stockholder derivative suits, if such director or officer acted in good faith, for a purpose which he or she reasonably believed to be in or, in the case of service to another corporation or enterprise, not opposed to, the best interests of the corporation, and, in criminal proceedings, had no reasonable cause to believe his or her conduct was unlawful. In the case of stockholder derivative suits, the corporation may indemnify a director or officer if he or she acted in good faith for a purpose which he or she reasonably believed to be in or, in the case of service to another corporation or enterprise, not opposed to the best interests of the corporation, except that no indemnification may be made in respect of (i) a threatened action, or a pending action which is settled or otherwise disposed of, or (ii) any claim, issue or matter as to which such person has been adjudged to be liable to the corporation, unless and only to the extent that the court in which the action was brought, or, if no action was brought, any court of competent jurisdiction, determines upon application that, in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnity for such portion of the settlement amount and expenses as the court deems proper.

     Any person who has been successful on the merits or otherwise in the defense of a civil or criminal action or proceeding will be entitled to indemnification. Except as provided in the preceding sentence, unless ordered by a court pursuant to the NYBCL, any indemnification under the NYBCL pursuant to the above paragraph may be made only if authorized in the specific case and after a finding that the director or officer met the requisite standard of conduct by (i) the disinterested directors if a quorum is available, (ii) the board upon the written opinion of independent legal counsel or (iii) the stockholders.

     The indemnification described above under the NYBCL is not exclusive of other indemnification rights to which a director or officer may be entitled, whether contained in the certificate of incorporation or by-laws or when authorized by (i) such certificate of incorporation or by-laws, (ii) a resolution of stockholders, (iii) a resolution of directors or (iv) an agreement providing for such indemnification, provided that no indemnification may be made to or on behalf of any director or officer if a judgment or other final adjudication adverse to the director or officer establishes that his or her acts were committed in bad faith or were the result of active and deliberate dishonesty and were material to the cause of action so adjudicated, or that he or she personally gained in fact a financial profit or other advantage to which he or she was not legally entitled.

     The foregoing statement is qualified in its entirety by reference to Section 715, 717 and 721 through 725 of the NYBCL.

     Article VIII of the registrant's By-Laws provides that the registrant shall indemnify each director and officer against all costs and expenses actually and reasonably incurred by him in connection with the defense of any claim, action, suit or proceeding against him by reason of his being or having been a director or officer of the registrant to the full extent permitted by, and consistent with, the NYBCL.

     The directors and officers of the registrant are covered by insurance policies indemnifying them against certain liabilities, including certain liabilities under the Securities Act, which might be incurred by them in such capacities.

Item 8.  List of Exhibits

 5.01     Opinion of Counsel.

23.01     Consent of Counsel (included in Exhibit 5.01).

23.02     Consent of PricewaterhouseCoopers LLP.

24.01     Powers of Attorney.

Item 9.  Undertakings

(a)  The undersigned registrant hereby undertakes:

     (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

          (i)  To include any prospectus required by Section
          10(a)(3) of the Securities Act of 1933;

          (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represents a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement.

          (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

     Provided, however, that paragraphs (a)(l)(i) and (a)(l)(ii) of this section do not apply if the registration statement is on Form S-3, Form S-8 or Form F-3 and the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Commission by the registrant pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the registration statement.

     (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(b) The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to
Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(c) The undersigned registrant hereby undertakes to deliver or cause to be delivered with the prospectus to each person to whom the prospectus is sent or given, the latest annual report to security holders that is incorporated by reference in the prospectus and furnished pursuant to and meeting the requirements of Rule 14a-3 or Rule 14c-3 under the Securities Exchange Act of 1934; and, where interim financial information required to be presented by Article 3 of Regulation S-X is not set forth in the prospectus, to deliver, or cause to be delivered to each person to whom the prospectus is sent or given, the latest quarterly report that is specifically incorporated by reference in the prospectus to provide such interim financial information.

(d) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant, Corning Incorporated, a New York corporation, certifies that it has reasonable grounds to believe it meets all the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Corning, State of New York, on the 21st day of August, 1998.


                              CORNING INCORPORATED  (Registrant)


                              by   /s/  WILLIAM D. EGGERS
     William D. Eggers, Senior Vice President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below on August 21, 1998 by the following persons in the capacities indicated:

     Signature                     Capacity

   /s/   ROGER  G. ACKERMAN        Chairman of the Board,
       (Roger G. Ackerman)         Principal Executive
                                   Officer and Director

   /s/   JAMES  B. FLAWS           Senior Vice President, Treasurer and
       (James  B.  Flaws)          Principal Financial Officer

   /s/   KATHERINE  A. ASBECK      Vice President, Controller and
       (Katherine  A.  Asbeck)     Principal Accounting Officer



     _____________________         Director
     (Robert Barker)


     __________*_____________      Director
     (John Seely Brown)


     __________*_____________      Director
     (Van C. Campbell)


     _________________________      Director
     (Lawrence S. Eagleburger)


     __________*______________      Director
     (John H. Foster)

      Signature                     Capacity


     __________*______________      Director
     (Norman E. Garrity)

     __________*______________      Director
     (Gordon Gund)

     __________*______________      Director
     (John M. Hennessy)

    ___________*______________      Director
     (James R. Houghton)

    ___________*______________      Director
     (James W. Kinnear)

    ___________*______________      Director
     (John W. Loose)

    ___________*______________      Director
     (James J. O'Connor)

    ___________*______________      Director
     (Catherine A. Rein)

    ___________*______________      Director
     (Henry Rosovsky)

    ___________*______________      Director
     (H. Onno Ruding)

    ___________*______________      Director
     (William D. Smithburg)



*By     /s/  WILLIAM D. EGGERS
           (William D. Eggers)
              Attorney-in-fact

                          EXHIBIT INDEX



Exhibit
Number              Description

5.01                Opinion of Counsel
23.01               Consent of Counsel (included in Exhibit 5.1)
23.02               Consent of PricewaterhouseCoopers LLP
24.01               Powers of Attorney

                                                  Exhibit 5.1








                                   August 21, 1998


Securities and Exchange Commission
450 Fifth Street, NW
Washington, DC  20549

Dear Sirs:

     I am Senior Vice President and General Counsel of Corning Incorporated (the "Company") and am familiar with the preparation and filing of a Registration Statement on Form S-8 under the Securities Act of 1933, as amended, with respect to an aggregate of 8,960,149 shares of Corning's Common Stock, $.50 par value, (which includes 960,149 shares registered but not issued in connection with the Company's 1994 Stock Option Plan, which shares are carried forward to and deemed covered by the Form S-8) which may be issued or sold by the Company pursuant to its 1998 Stock Option Plan and 1998 Incentive Stock Plan (the "Plans") described in such registration statement.

     In this connection, I have examined the originals, or copies certified to my satisfaction, of such corporate records of the Company, certificates of public officials and officers of the Company, and other documents as I deemed pertinent as a basis for the opinions hereinafter expressed.

     Based upon the foregoing, and having regard for such legal considerations as I have deemed relevant, I am of the opinion that:

     1. The Company is a corporation duly incorporated and validly existing under the laws of the State of New York;

     2. The shares of the Company's Common Stock to be sold by the Company pursuant to the Plans, when issued or sold in accordance with the Plans, will be duly authorized, validly issued, fully paid and non-assessable;

     3. The Plans are not subject to the provisions of the Employee Retirement Income Security Act of 1974.

     I hereby consent to the filing of this opinion as an Exhibit to the Registration Statement referred to above and further consent to the use of my name in "Interests of Named Experts and Counsel" in such Registration Statement.

                                   Very truly yours,

                                   /s/  William D. Eggers

                                                  EXHIBIT 23.02


               CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 28,
1998, except for the first paragraph of Note 1, as to which the date is June 30, 1998, which appears on Page 3 of the Corning Incorporated Form 10-K/A for the year ended December 31, 1997. We also consent to the incorporation by reference of our report dated January 21, 1998 on the financial statements of Dow Corning Corporation, which appears on Page 34 of the Corning Incorporated Form 10-K/A for the year ended December 31, 1997. We also consent to the reference to us under the heading "Interests of Named Experts and Counsel" in this Registration Statement.


                                    /s/  PRICEWATERHOUSECOOPERS LLP
                                  PricewaterhouseCoopers LLP


1177 Avenue of the Americas
New York, NY  10036
August 20, 1998

                                                     Exhibit 24.1

                      CORNING INCORPORATED

                   __________________________

                        POWER OF ATTORNEY
                   __________________________



     KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of Corning Incorporated, a New York corporation, hereby constitutes and appoints Katherine A. Asbeck, William D. Eggers and James B. Flaws, or any one of them, his true and lawful attorneys and agents, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the said attorneys and agents, or any one of them, may deem necessary or advisable to enable Corning Incorporated to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of shares of its Common Stock to be offered and sold by Corning Incorporated to its employees and to employees of certain of its subsidiaries pursuant to its 1998 Employee Equity Participation Program comprised of the 1998 Stock Option Plan and the 1998 Incentive Stock Plan plus shares of its Common Stock available for option or grant, shares from expired or terminated options, shares not earned or forfeited and shares withheld for the payment of taxes under its 1994 Employee Equity Participation Program, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director and/or Officer of Corning Incorporated to one or more Registration Statements (on whatever form or forms may be determined to be appropriate) to be filed with the Securities and Exchange Commission in respect of said shares of Common Stock, to any and all amendments to said Registration Statements, including Post-Effective Amendments, and to any and all instruments and documents filed as a part of or in connection with the said Registration Statements or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that said attorneys and agents, or any one of them, shall do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has subscribed these presents this 20th day of July, 1998.



                                /s/  ROGER G. ACKERMAN
                              Roger G. Ackerman

                                                     Exhibit 24.1

                      CORNING INCORPORATED

                   __________________________

                        POWER OF ATTORNEY
                   __________________________



     KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of Corning Incorporated, a New York corporation, hereby constitutes and appoints Katherine A. Asbeck, William D. Eggers and James B. Flaws, or any one of them, his true and lawful attorneys and agents, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the said attorneys and agents, or any one of them, may deem necessary or advisable to enable Corning Incorporated to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of shares of its Common Stock to be offered and sold by Corning Incorporated to its employees and to employees of certain of its subsidiaries pursuant to its 1998 Employee Equity Participation Program comprised of the 1998 Stock Option Plan and the 1998 Incentive Stock Plan plus shares of its Common Stock available for option or grant, shares from expired or terminated options, shares not earned or forfeited and shares withheld for the payment of taxes under its 1994 Employee Equity Participation Program, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director and/or Officer of Corning Incorporated to one or more Registration Statements (on whatever form or forms may be determined to be appropriate) to be filed with the Securities and Exchange Commission in respect of said shares of Common Stock, to any and all amendments to said Registration Statements, including Post-Effective Amendments, and to any and all instruments and documents filed as a part of or in connection with the said Registration Statements or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that said attorneys and agents, or any one of them, shall do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has subscribed these presents this 25th day of July, 1998.



                                /s/  JOHN SEELY BROWN
                              John Seely Brown

                                                     Exhibit 24.1

                      CORNING INCORPORATED

                   __________________________

                        POWER OF ATTORNEY
                   __________________________



     KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of Corning Incorporated, a New York corporation, hereby constitutes and appoints Katherine A. Asbeck, William D. Eggers and James B. Flaws, or any one of them, his true and lawful attorneys and agents, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the said attorneys and agents, or any one of them, may deem necessary or advisable to enable Corning Incorporated to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of shares of its Common Stock to be offered and sold by Corning Incorporated to its employees and to employees of certain of its subsidiaries pursuant to its 1998 Employee Equity Participation Program comprised of the 1998 Stock Option Plan and the 1998 Incentive Stock Plan plus shares of its Common Stock available for option or grant, shares from expired or terminated options, shares not earned or forfeited and shares withheld for the payment of taxes under its 1994 Employee Equity Participation Program, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director and/or Officer of Corning Incorporated to one or more Registration Statements (on whatever form or forms may be determined to be appropriate) to be filed with the Securities and Exchange Commission in respect of said shares of Common Stock, to any and all amendments to said Registration Statements, including Post-Effective Amendments, and to any and all instruments and documents filed as a part of or in connection with the said Registration Statements or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that said attorneys and agents, or any one of them, shall do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has subscribed these presents this 20th day of July, 1998.



                                /s/  VAN C. CAMPBELL
                              Van C. Campbell

                                                     Exhibit 24.1

                      CORNING INCORPORATED

                   __________________________

                        POWER OF ATTORNEY
                   __________________________



     KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of Corning Incorporated, a New York corporation, hereby constitutes and appoints Katherine A. Asbeck, William D. Eggers and James B. Flaws, or any one of them, his true and lawful attorneys and agents, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the said attorneys and agents, or any one of them, may deem necessary or advisable to enable Corning Incorporated to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of shares of its Common Stock to be offered and sold by Corning Incorporated to its employees and to employees of certain of its subsidiaries pursuant to its 1998 Employee Equity Participation Program comprised of the 1998 Stock Option Plan and the 1998 Incentive Stock Plan plus shares of its Common Stock available for option or grant, shares from expired or terminated options, shares not earned or forfeited and shares withheld for the payment of taxes under its 1994 Employee Equity Participation Program, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director and/or Officer of Corning Incorporated to one or more Registration Statements (on whatever form or forms may be determined to be appropriate) to be filed with the Securities and Exchange Commission in respect of said shares of Common Stock, to any and all amendments to said Registration Statements, including Post-Effective Amendments, and to any and all instruments and documents filed as a part of or in connection with the said Registration Statements or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that said attorneys and agents, or any one of them, shall do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has subscribed these presents this 31st day of July, 1998.



                                /s/  JOHN H. FOSTER
                              John H. Foster

                                                     Exhibit 24.1

                      CORNING INCORPORATED

                   __________________________

                        POWER OF ATTORNEY
                   __________________________



     KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of Corning Incorporated, a New York corporation, hereby constitutes and appoints Katherine A. Asbeck, William D. Eggers and James B. Flaws, or any one of them, his true and lawful attorneys and agents, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the said attorneys and agents, or any one of them, may deem necessary or advisable to enable Corning Incorporated to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of shares of its Common Stock to be offered and sold by Corning Incorporated to its employees and to employees of certain of its subsidiaries pursuant to its 1998 Employee Equity Participation Program comprised of the 1998 Stock Option Plan and the 1998 Incentive Stock Plan plus shares of its Common Stock available for option or grant, shares from expired or terminated options, shares not earned or forfeited and shares withheld for the payment of taxes under its 1994 Employee Equity Participation Program, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director and/or Officer of Corning Incorporated to one or more Registration Statements (on whatever form or forms may be determined to be appropriate) to be filed with the Securities and Exchange Commission in respect of said shares of Common Stock, to any and all amendments to said Registration Statements, including Post-Effective Amendments, and to any and all instruments and documents filed as a part of or in connection with the said Registration Statements or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that said attorneys and agents, or any one of them, shall do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has subscribed these presents this 17th day of July, 1998.



                                /s/  NORMAN E. GARRITY
                              Norman E. Garrity

                                                     Exhibit 24.1

                      CORNING INCORPORATED

                   __________________________

                        POWER OF ATTORNEY
                   __________________________



     KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of Corning Incorporated, a New York corporation, hereby constitutes and appoints Katherine A. Asbeck, William D. Eggers and James B. Flaws, or any one of them, his true and lawful attorneys and agents, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the said attorneys and agents, or any one of them, may deem necessary or advisable to enable Corning Incorporated to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of shares of its Common Stock to be offered and sold by Corning Incorporated to its employees and to employees of certain of its subsidiaries pursuant to its 1998 Employee Equity Participation Program comprised of the 1998 Stock Option Plan and the 1998 Incentive Stock Plan plus shares of its Common Stock available for option or grant, shares from expired or terminated options, shares not earned or forfeited and shares withheld for the payment of taxes under its 1994 Employee Equity Participation Program, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director and/or Officer of Corning Incorporated to one or more Registration Statements (on whatever form or forms may be determined to be appropriate) to be filed with the Securities and Exchange Commission in respect of said shares of Common Stock, to any and all amendments to said Registration Statements, including Post-Effective Amendments, and to any and all instruments and documents filed as a part of or in connection with the said Registration Statements or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that said attorneys and agents, or any one of them, shall do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has subscribed these presents this 27th day of July, 1998.



                                /s/  GORDON GUND
                              Gordon Gund

                                                     Exhibit 24.1

                      CORNING INCORPORATED

                   __________________________

                        POWER OF ATTORNEY
                   __________________________



     KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of Corning Incorporated, a New York corporation, hereby constitutes and appoints Katherine A. Asbeck, William D. Eggers and James B. Flaws, or any one of them, his true and lawful attorneys and agents, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the said attorneys and agents, or any one of them, may deem necessary or advisable to enable Corning Incorporated to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of shares of its Common Stock to be offered and sold by Corning Incorporated to its employees and to employees of certain of its subsidiaries pursuant to its 1998 Employee Equity Participation Program comprised of the 1998 Stock Option Plan and the 1998 Incentive Stock Plan plus shares of its Common Stock available for option or grant, shares from expired or terminated options, shares not earned or forfeited and shares withheld for the payment of taxes under its 1994 Employee Equity Participation Program, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director and/or Officer of Corning Incorporated to one or more Registration Statements (on whatever form or forms may be determined to be appropriate) to be filed with the Securities and Exchange Commission in respect of said shares of Common Stock, to any and all amendments to said Registration Statements, including Post-Effective Amendments, and to any and all instruments and documents filed as a part of or in connection with the said Registration Statements or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that said attorneys and agents, or any one of them, shall do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has subscribed these presents this 20th day of July, 1998.



                                /s/  JOHN M. HENNESSY
                              John M. Hennessy

                                                     Exhibit 24.1

                      CORNING INCORPORATED

                   __________________________

                        POWER OF ATTORNEY
                   __________________________



     KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of Corning Incorporated, a New York corporation, hereby constitutes and appoints Katherine A. Asbeck, William D. Eggers and James B. Flaws, or any one of them, his true and lawful attorneys and agents, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the said attorneys and agents, or any one of them, may deem necessary or advisable to enable Corning Incorporated to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of shares of its Common Stock to be offered and sold by Corning Incorporated to its employees and to employees of certain of its subsidiaries pursuant to its 1998 Employee Equity Participation Program comprised of the 1998 Stock Option Plan and the 1998 Incentive Stock Plan plus shares of its Common Stock available for option or grant, shares from expired or terminated options, shares not earned or forfeited and shares withheld for the payment of taxes under its 1994 Employee Equity Participation Program, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director and/or Officer of Corning Incorporated to one or more Registration Statements (on whatever form or forms may be determined to be appropriate) to be filed with the Securities and Exchange Commission in respect of said shares of Common Stock, to any and all amendments to said Registration Statements, including Post-Effective Amendments, and to any and all instruments and documents filed as a part of or in connection with the said Registration Statements or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that said attorneys and agents, or any one of them, shall do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has subscribed these presents this 22nd day of July, 1998.



                                /s/  JAMES R. HOUGHTON
                              James R. Houghton

                                                     Exhibit 24.1

                      CORNING INCORPORATED

                   __________________________

                        POWER OF ATTORNEY
                   __________________________



     KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of Corning Incorporated, a New York corporation, hereby constitutes and appoints Katherine A. Asbeck, William D. Eggers and James B. Flaws, or any one of them, his true and lawful attorneys and agents, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the said attorneys and agents, or any one of them, may deem necessary or advisable to enable Corning Incorporated to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of shares of its Common Stock to be offered and sold by Corning Incorporated to its employees and to employees of certain of its subsidiaries pursuant to its 1998 Employee Equity Participation Program comprised of the 1998 Stock Option Plan and the 1998 Incentive Stock Plan plus shares of its Common Stock available for option or grant, shares from expired or terminated options, shares not earned or forfeited and shares withheld for the payment of taxes under its 1994 Employee Equity Participation Program, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director and/or Officer of Corning Incorporated to one or more Registration Statements (on whatever form or forms may be determined to be appropriate) to be filed with the Securities and Exchange Commission in respect of said shares of Common Stock, to any and all amendments to said Registration Statements, including Post-Effective Amendments, and to any and all instruments and documents filed as a part of or in connection with the said Registration Statements or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that said attorneys and agents, or any one of them, shall do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has subscribed these presents this 27th day of July, 1998.



                                /s/  JAMES W. KINNEAR
                              James W. Kinnear

                                                     Exhibit 24.1

                      CORNING INCORPORATED

                   __________________________

                        POWER OF ATTORNEY
                   __________________________



     KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of Corning Incorporated, a New York corporation, hereby constitutes and appoints Katherine A. Asbeck, William D. Eggers and James B. Flaws, or any one of them, his true and lawful attorneys and agents, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the said attorneys and agents, or any one of them, may deem necessary or advisable to enable Corning Incorporated to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of shares of its Common Stock to be offered and sold by Corning Incorporated to its employees and to employees of certain of its subsidiaries pursuant to its 1998 Employee Equity Participation Program comprised of the 1998 Stock Option Plan and the 1998 Incentive Stock Plan plus shares of its Common Stock available for option or grant, shares from expired or terminated options, shares not earned or forfeited and shares withheld for the payment of taxes under its 1994 Employee Equity Participation Program, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director and/or Officer of Corning Incorporated to one or more Registration Statements (on whatever form or forms may be determined to be appropriate) to be filed with the Securities and Exchange Commission in respect of said shares of Common Stock, to any and all amendments to said Registration Statements, including Post-Effective Amendments, and to any and all instruments and documents filed as a part of or in connection with the said Registration Statements or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that said attorneys and agents, or any one of them, shall do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has subscribed these presents this 21st day of July, 1998.



                                /s/  JOHN W. LOOSE
                              John W. Loose

                                                     Exhibit 24.1

                      CORNING INCORPORATED

                   __________________________

                        POWER OF ATTORNEY
                   __________________________



     KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of Corning Incorporated, a New York corporation, hereby constitutes and appoints Katherine A. Asbeck, William D. Eggers and James B. Flaws, or any one of them, his true and lawful attorneys and agents, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the said attorneys and agents, or any one of them, may deem necessary or advisable to enable Corning Incorporated to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of shares of its Common Stock to be offered and sold by Corning Incorporated to its employees and to employees of certain of its subsidiaries pursuant to its 1998 Employee Equity Participation Program comprised of the 1998 Stock Option Plan and the 1998 Incentive Stock Plan plus shares of its Common Stock available for option or grant, shares from expired or terminated options, shares not earned or forfeited and shares withheld for the payment of taxes under its 1994 Employee Equity Participation Program, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director and/or Officer of Corning Incorporated to one or more Registration Statements (on whatever form or forms may be determined to be appropriate) to be filed with the Securities and Exchange Commission in respect of said shares of Common Stock, to any and all amendments to said Registration Statements, including Post-Effective Amendments, and to any and all instruments and documents filed as a part of or in connection with the said Registration Statements or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that said attorneys and agents, or any one of them, shall do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has subscribed these presents this 20th day of July, 1998.



                                /s/  JAMES J. O'CONNOR
                              James J. O'Connor

                                                     Exhibit 24.1

                      CORNING INCORPORATED

                   __________________________

                        POWER OF ATTORNEY
                   __________________________



     KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of Corning Incorporated, a New York corporation, hereby constitutes and appoints Katherine A. Asbeck, William D. Eggers and James B. Flaws, or any one of them, his true and lawful attorneys and agents, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the said attorneys and agents, or any one of them, may deem necessary or advisable to enable Corning Incorporated to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of shares of its Common Stock to be offered and sold by Corning Incorporated to its employees and to employees of certain of its subsidiaries pursuant to its 1998 Employee Equity Participation Program comprised of the 1998 Stock Option Plan and the 1998 Incentive Stock Plan plus shares of its Common Stock available for option or grant, shares from expired or terminated options, shares not earned or forfeited and shares withheld for the payment of taxes under its 1994 Employee Equity Participation Program, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director and/or Officer of Corning Incorporated to one or more Registration Statements (on whatever form or forms may be determined to be appropriate) to be filed with the Securities and Exchange Commission in respect of said shares of Common Stock, to any and all amendments to said Registration Statements, including Post-Effective Amendments, and to any and all instruments and documents filed as a part of or in connection with the said Registration Statements or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that said attorneys and agents, or any one of them, shall do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has subscribed these presents this 21st day of July, 1998.



                                /s/  CATHERINE A. REIN
                              Catherine A. Rein

                                                     Exhibit 24.1

                      CORNING INCORPORATED

                   __________________________

                        POWER OF ATTORNEY
                   __________________________



     KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of Corning Incorporated, a New York corporation, hereby constitutes and appoints Katherine A. Asbeck, William D. Eggers and James B. Flaws, or any one of them, his true and lawful attorneys and agents, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the said attorneys and agents, or any one of them, may deem necessary or advisable to enable Corning Incorporated to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of shares of its Common Stock to be offered and sold by Corning Incorporated to its employees and to employees of certain of its subsidiaries pursuant to its 1998 Employee Equity Participation Program comprised of the 1998 Stock Option Plan and the 1998 Incentive Stock Plan plus shares of its Common Stock available for option or grant, shares from expired or terminated options, shares not earned or forfeited and shares withheld for the payment of taxes under its 1994 Employee Equity Participation Program, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director and/or Officer of Corning Incorporated to one or more Registration Statements (on whatever form or forms may be determined to be appropriate) to be filed with the Securities and Exchange Commission in respect of said shares of Common Stock, to any and all amendments to said Registration Statements, including Post-Effective Amendments, and to any and all instruments and documents filed as a part of or in connection with the said Registration Statements or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that said attorneys and agents, or any one of them, shall do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has subscribed these presents this 21st day of July, 1998.



                                /s/  HENRY ROSOVSKY
                              Henry Rosovsky

                                                     Exhibit 24.1

                      CORNING INCORPORATED

                   __________________________

                        POWER OF ATTORNEY
                   __________________________



     KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of Corning Incorporated, a New York corporation, hereby constitutes and appoints Katherine A. Asbeck, William D. Eggers and James B. Flaws, or any one of them, his true and lawful attorneys and agents, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the said attorneys and agents, or any one of them, may deem necessary or advisable to enable Corning Incorporated to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of shares of its Common Stock to be offered and sold by Corning Incorporated to its employees and to employees of certain of its subsidiaries pursuant to its 1998 Employee Equity Participation Program comprised of the 1998 Stock Option Plan and the 1998 Incentive Stock Plan plus shares of its Common Stock available for option or grant, shares from expired or terminated options, shares not earned or forfeited and shares withheld for the payment of taxes under its 1994 Employee Equity Participation Program, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director and/or Officer of Corning Incorporated to one or more Registration Statements (on whatever form or forms may be determined to be appropriate) to be filed with the Securities and Exchange Commission in respect of said shares of Common Stock, to any and all amendments to said Registration Statements, including Post-Effective Amendments, and to any and all instruments and documents filed as a part of or in connection with the said Registration Statements or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that said attorneys and agents, or any one of them, shall do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has subscribed these presents this 21st day of July, 1998.



                                /s/  H. ONNO RUDING
                              H. Onno Ruding

                                                     Exhibit 24.1

                      CORNING INCORPORATED

                   __________________________

                        POWER OF ATTORNEY
                   __________________________



     KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of Corning Incorporated, a New York corporation, hereby constitutes and appoints Katherine A. Asbeck, William D. Eggers and James B. Flaws, or any one of them, his true and lawful attorneys and agents, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the said attorneys and agents, or any one of them, may deem necessary or advisable to enable Corning Incorporated to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of shares of its Common Stock to be offered and sold by Corning Incorporated to its employees and to employees of certain of its subsidiaries pursuant to its 1998 Employee Equity Participation Program comprised of the 1998 Stock Option Plan and the 1998 Incentive Stock Plan plus shares of its Common Stock available for option or grant, shares from expired or terminated options, shares not earned or forfeited and shares withheld for the payment of taxes under its 1994 Employee Equity Participation Program, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director and/or Officer of Corning Incorporated to one or more Registration Statements (on whatever form or forms may be determined to be appropriate) to be filed with the Securities and Exchange Commission in respect of said shares of Common Stock, to any and all amendments to said Registration Statements, including Post-Effective Amendments, and to any and all instruments and documents filed as a part of or in connection with the said Registration Statements or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that said attorneys and agents, or any one of them, shall do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has subscribed these presents this 22nd day of July, 1998.



                                /s/  WILLIAM D. SMITHBURG
                              William D. Smithburg